Protein degraded. Disease targeted. Lives transformed. August 2025

Forward-looking Statements and Intellectual Property FORWARD-LOOKING STATEMENTS The following presentation contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding the therapeutic potential of C4 Therapeutics, Inc.’s technology and products. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein include uncertainties associated generally with research and development, clinical trials and related regulatory reviews and approvals, as well as the fact that the product candidates that we are developing or may develop may not demonstrate success in clinical trials. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The forward-looking statements included in this presentation are subject to a variety of risks and uncertainties, including those set forth in our most recent and future filings with the Securities and Exchange Commission. Our actual results could vary significantly from those anticipated in this presentation, and our financial condition and results of operations could be materially adversely affected. C4 Therapeutics, Inc. undertakes no obligation to update or revise the information contained in this presentation, whether as a result of new information, future events or circumstances or otherwise. This presentation also contains estimates, projections and other information concerning the markets for C4 Therapeutics, Inc.’s product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions and patient use of medicines. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events, and circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market and other data from reports, research surveys, clinical trials studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, from other publicly available information, and from government data and similar sources. INTELLECTUAL PROPERTY C4 Therapeutics, Inc. owns various registered and unregistered trademarks and service marks in the U.S. and internationally, including, without limitation, C4 THERAPEUTICS, our housemark logo, the name of our TORPEDO platform, and the names of our BIDAC and MONODAC degrader products. All trademarks, service marks, or trade names referred to in this presentation that we do not own are the property of their respective owners. Solely for convenience, the trademarks, service marks, and trade names in this presentation are referred to without the symbols ®, SM and , but those references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights to. © 2025 C4 Therapeutics, Inc. 2

Our Mission To deliver on the promise of targeted protein degradation science to create a new generation of medicines that transform patients’ lives. Our portfolio of degrader medicines pursues targets that may benefit from a degrader approach: Cemsidomide1 targeting IKZF1/3 for multiple myeloma and non-Hodgkin’s lymphoma CFT8919 targeting EGFR L858R for non-small cell lung cancer CFT19462 targeting BRAF V600 mutant for solid tumors including melanoma & colorectal cancer Internal Discovery Pipeline targets in therapeutic areas in and beyond oncology with a strong degrader rationale and genetic link to disease 3 1C4T has prioritized multiple myeloma development 2CFT1946 Phase 1 trial is ongoing. C4T will not advance CFT1946 beyond the Phase 1 trial

C4T Has Been at the Forefront of TPD Science and Is On the Path to Becoming a Fully Integrated Biotechnology Company © 2025 C4 Therapeutics, Inc. Built TORPEDO platform to design highly catalytic, orally bioavailable degraders Established collaborations with leading global pharmaceutical companies, building expertise across a range of diseases and target classes Assembled strong catalog of intellectual property Progressed four development candidates into the clinic with three clinical trials ongoing Delivered two development candidates to a collaborator for non-oncology targets Achieved blood-brain barrier penetration in several development candidates Advancing clinical programs to approval for patients with high unmet needs Leveraging TORPEDO platform to develop a sustainable pipeline against targets with a strong degrader rationale and genetic link to disease in therapeutic areas in and beyond oncology Expanding application of targeted protein degradation through high-value collaborations Leading the Way in Designing Orally Bioavailable Degraders 2015 – 2020 Delivering on the Promise of Targeted Protein Degradation 2025 and beyond Demonstrating Proof of Concept 2020 – 2025 4 MM cemsidomide data shared in May 2025

Focused Pipeline to Advance a Portfolio of Degrader Medicines Targeting Areas of High Unmet Need

PROGRAM	TARGET	INDICATIONS	RESEARCH	PRECLINICAL	EARLY DEVELOPMENT	LATE DEVELOPMENT	RIGHTS
Cemsidomide[1]	IKZF1/3	Multiple Myeloma & Non-Hodgkin's Lymphoma	MM NHL				
CFT8919[2]	EGFR L858R	Non-Small Cell Lung Cancer					BETTA
CFT1946[3]	BRAF V600 Mutant	V600 Mutant Cancers	CRC, Melanoma, Other BRAF V600 Mutant Cancers				
Discovery Programs		Oncology & Non-oncology Indications					

[1] In August 2025, C4T announced prioritization of multiple myeloma development
[2] License and collaboration agreement with Betta Pharmaceuticals for development and commercialization in Greater China
[3] In May 2025, C4T announced CFT1946 will not advance beyond Phase 1 and that the company will seek partnership for the BRAF program

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Prioritized Portfolio with Multiple 2025 Milestones

Cemsidomide *IKZF1/3*	✓ **2Q 2025:** Completed Phase 1 dose escalation in MM **September 2025:** Present data from full Phase 1 dose escalation in MM at IMS Annual Meeting **4Q 2025:** Present data from Phase 1 dose escalation data in NHL **2025:** Enable initiation of the next phase of cemsidomide clinical development in MM with new studies expected to initiate in early 2026
CFT8919 *EGFR L858R*	**Year-end 2025:** Utilize data from Phase 1 dose escalation trial in Greater China to inform ex-China clinical development
CFT1946 *BRAF V600 Mutant*	✓ **2Q 2025:** Complete monotherapy Phase 1 dose escalation trial in BRAF V600 mutant solid tumors ✓ **2Q 2025:** Generate sufficient data from Phase 1 cohorts to inform next steps
Discovery	✓ **2Q 2025:** Advanced two programs to preclinical milestones through the Roche collaboration ✓ **3Q 2025:** Advanced one project to preclinical milestones through the MKDG collaboration ✓ **2025:** Advanced internal and collaboration programs to key discovery milestones **2025:** Present and publish preclinical work from internal pipeline and TORPEDO platform

Multiple myeloma (MM); peripheral T-cell lymphoma (PTCL), a subtype of NHL; International Myeloma Society (IMS); non-Hodgkin's Lymphoma (NHL)

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Advancing Oncology and Non-oncology Discovery Programs With Collaboration Partners © 2025 C4 Therapeutics, Inc. Evaluating targets in autoimmune diseases & oncology Advanced two programs to preclinical milestones Discovering targeted protein degraders against critical oncogenic proteins Focused on two projects within the KRAS family; achieved preclinical milestone on one of these projects Discovering and developing degrader antibody conjugates in oncology Delivered two development candidates for non-oncology targets1 1Delivered development candidates to Biogen in Q1 2024 and Q3 2024 7

Cemsidomide IKZF1/3 Degrader Multiple Myeloma & Non-Hodgkin’s Lymphoma

Multiple Myeloma

IKZF1/3 Are Key Promoters of Myeloma and Lymphoma Cell Survival and Will Remain Important Therapeutic Targets for These Indications


Hematopoietic Stem Cell
IKZF1/3
Common Myeloid Progenitor Cell
Common Lymphoid Progenitor Cell
Neutrophil
Platelets
IRF4
T-Cell
B-Cell
Plasma Cell
Oncogenic Mutations/Aberrations
T-Cell Lymphoma
B-Cell Lymphoma
Multiple Myeloma
↑ IKZF1/3 and IRF4

Key Roles of IKZF1/3:

- Multiple myeloma and lymphoma cells rely on **IKZF1/3** and **IRF4** for survival
- Degrading **IKZF1/3** leads to down regulation of **IRF4**, promoting myeloma and lymphoma cell death and on-target neutropenia
- **IKFZ1/3** degradation combined with MM immune-based regimens have potential to enhance activity through T-cell activation and cancer cell death by downregulation of **IRF4**

Advantages of Cemsidomide:

- ✓ Cemsidomide is more potent than approved and development stage IKZF1/3 degraders
- ✓ Increased selectivity for IKZF1/3 resulting in reduced off-target toxicity

Multiple myeloma (MM); non-Hodgkin's lymphoma (NHL)

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Multiple Myeloma

Cemsidomide Enrollment and Dose Escalation Complete in MM

KEY INCLUSION CRITERIA

- Adults with MM, R/R to at least 3 prior lines of therapy that have included lenalidomide, pomalidomide, a proteasome inhibitor, a glucocorticoid, and an anti-CD38 monoclonal antibody
- Nonresponsive to or progressed within 60 days of prior therapy
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

Phase 1 Study Endpoints

- **Primary:** assess safety, tolerability and define the RP2D/MTD
- **Secondary:** assess PK, PD, and preliminary anti-tumor activity

DOSE ESCALATION
CEMSIDOMIDE 14/14 + DEX*

Utilizing a Bayesian logistic regression model until determination of the MTD and/or RP2D

Trial is Fully Enrolled with Multiple Dose Levels Studied, Including Expansion at Each Dose Level

100 µg QD
75 µg QD
62.5 µg QD
37.5 µg QD
50 µg MWF

*Cemsidomide administered as 14 days on/14 days off in a 28-day cycle; Dex was dosed on days 1, 8, 15, and 22 at doses of 40 mg orally for patients ≤75 years old and 20 mg orally for patients >75 years old; 2 patients at 100 µg are excluded as they had not completed Cycle 1 as of the data cut off date.
Eastern Cooperative Oncology Group (ECOG); maximum tolerated dose (MTD); Monday Wednesday Friday (MWF); multiple myeloma (MM); once daily (QD); pharmacodynamics (PD); pharmacokinetic (PK); recommended Phase 2 dose (RP2D); relapsed refractory (R/R)

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11© 2025 C4 Therapeutics, Inc. Cemsidomide MM Data Further Demonstrate Potential Best-in-Class Profile Cemsidomide continued to be well-tolerated with manageable neutropenia1 0% 25% 50% 75% 100% All Dose Cohorts (N=63) 75 µg Cohort (N=20) 100 µg Cohort (N=10) R e sp o n se R a te ORR 33% ORR 40% ORR 50% Compelling anti-myeloma activity observed across multiple doses1 1. Data cut-off date as of April 30,2025; C4T data on file Source: Data presented at ASH with data cutoff date as of 10/11/24, can be found here: https://ir.c4therapeutics.com/static-files/32ae4fdb-d4d9-4a17-a77d-83289c66e91f Overall Response Rate (ORR); minimal residual disease (MRD); complete response (CR); once daily (QD) Cemsidomide +Dex - Overall Response Rates Multiple Myeloma At the 100 µg dose level: • One patient achieved an MRD negative CR • Eight patients (80%) received prior CAR-T or T-cell engager therapy

TEMRA TEM 0 20 40 60 80 100 % positive cells (C1D21 vs C1D1) % p o s it iv e c e ll s C1D1 C1D21 © 2025 C4 Therapeutics, Inc. Clinical Evidence of Immune T-cell Activation With Cemsidomide Monotherapy ** **** TEMRA: Terminally differentiated T-cells TEM: Effector memory T-cells Peripheral blood mononuclear cells (PBMCs); daily dosing (QD); Monday, Wednesday, Friday dosing (MWF); multiple myeloma (MM) Source: C4T data on file as of 11/28/2023 (https://ir.c4therapeutics.com/static-files/ec59b02e-3074-484d-ad88-e81831bf37ed) • 19 patient samples (PBMCs) analyzed by flow cytometry • Aggregate data of 25 µg, 50 µg, and 75 µg Supports potential of cemsidomide as a maintenance therapy option and in combination with other MM agents to improve efficacy: ✓ Cemsidomide induces CD8+ T- cell activation by increasing effector memory T-cell subset ✓ T-cell activation is observed at well-tolerated monotherapy clinical doses ✓ Clinical data consistent with the preclinical in vitro data reported for cemsidomide Multiple Myeloma 12

Immune T-Cell Activation Has Potential to Enhance Activity of Bispecific T-cell Engager Therapies Validated Biology Precedent Clinical Evidence 2 Preclinical Cemsidomide Data Cemsidomide enhances the activity of bispecific T-cell engagers through immunomodulation Talquetamab +/- IKZF1/3 Degraders Independent Clinical Trials; PI, anti-CD38, & IKZF1/3 Degrader Exposed R/R MM Patients 16% 6% 22% 25% 9% 19% 26% 44% 73% 94% 0% 25% 50% 75% 100% Talq (N=100) Talq + Pom (N=16) R e sp o n se R a te sCR CR VGPR PR Duration of response (DOR); stringent complete response (sCR); complete response (CR); very good partial response (VGPR); partial response (PR); multiple myeloma (MM); Relapsed refractory (R/R) Sources: 1. Talq FDA label; 2. Matous ASH 2023. 1 2 DOR Median: 9.5 months 100% at 9 months 0.001 0.01 0.1 1 10 10 20 30 40 50 60 70 Cemsidomide + Bispecific T-cell Engagers T-cell Dependent Cellular Cytotoxicity Assay (TDCC) Assay [Cemsidomide] (nM) N C I- H 9 2 9 L y s is (% ) Cmin Cmax Talquetamab: 2.5 ng/mLTeclistamab: 25 ng/mL“Long-term exposure to bispecific antibodies with chronic T-cell stimulation further aggravates T-cell dysfunction, which could contribute to failure of disease control” Multiple Myeloma © 2025 C4 Therapeutics, Inc. 13

Multiple Myeloma

Cemsidomide Development Plan Addresses Multiple Lines of Therapy

INITIAL CEMSIDOMIDE DEVELOPMENT PATH IN MM

U.S. + EU4 + UK Addressable Patients (2024)[1]	~65,000	~56,000	~49,000	~42,000	≥23,000
Treatment Line	1L	2L	3L	4L	5L+

Studies Currently Being Enabled for Early 2026

Phase 1b
Cemsidomide / BCMA Bispecific Combo

Phase 2 (Single Arm)
Cemsidomide + Dex
For registrational intent
Potential Accelerated Approval

Future Study to be Initiated

Randomized Phase 2/3
Cemsidomide / BCMA Bispecific Combo
(1-3 prior lines)
For registrational intent
Potential Accelerated Approval

Development Rationale	Potentially enhances response durability and treatment duration of BCMA bispecific by preventing T-cell exhaustion	Potential to provide highly refractory patients, including patients who have received prior anti-BCMA, a treatment option that is tolerable and efficacious where there are limited options

Source: 1. EvaluatePharma (accessed 1/8/25), consulting engagements with Health Advances and Clearview. Germany, Italy, France, and Spain (EU4).
B-cell maturation antigen (BCMA); dexamethasone (Dex); T-Cell engager (TCE); multiple myeloma (MM)

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Multiple Myeloma

With a Potential Best-in-Class Profile, Cemsidomide Is Positioned to Be an IKZF1/3 Degrader of Choice Across Various Combinations

EVOLVING MULTIPLE MYELOMA TREATMENT LANDSCAPE


U.S. + EU4 + UK Addressable Patients (2024)
~65,000
~56,000
~49,000
~42,000
≥23,000
Treatment Line
1L
2L
3L
4L
5L+
Post-Transplant Maintenance[1]
Anti-CD38 Combos
Proteasome Inhibitor Combos
CAR-Ts (+/- Maintenance Therapy)
BCMA/GPRC5D T-cell Engagers and ADC Combos
Other MOAs[2]

CEMSIDOMIDE OPPORTUNITY

- **Potential to address a growing patient population** as current 5L+ treatment options start to be used in earlier lines
- **Cemsidomide has the potential to become the IKZF1/3 degrader of choice** in numerous regimens across lines of therapy given its potent anti-myeloma activity, differentiated safety profile, and immunomodulatory effects

[1]Approximately 30% of multiple myeloma patients undergo a hematopoietic stem cell transplant and receive post-transplant maintenance therapy.
[2] Other MOAs approved in MM include dexamethasone combos, anti-SLAMF7 mAbs and XPO1 inhibitors. Potential future treatment options include FcRH5 bispecific T-cell engagers, BCL-2 inhibitors, and others.
Sources: EvaluatePharma (accessed 1/8/25), NCCN guidelines, consulting engagements with Health Advances and Clearview.
B-cell maturation antigen (BCMA); dexamethasone (dex); G protein-coupled receptor, class C, group 5, member D (GPRC5D); monoclonal antibodies (mAbs); mechanism of action (MOA); Germany, Italy, France, and Spain (EU4)

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NHL

Cemsidomide Enrollment and Dose Escalation Is Complete in NHL

KEY INCLUSION CRITERIA

- Adults with NHL, R/R to prior therapy
  - PTCL patients must have received at least 1 prior alkylator-based chemotherapy
  - ALCL patients must have also received a CD-30 mAb
- Nonresponsive to or progressed within 60 days of prior therapy
- Creatinine clearance ≥40 mL/min
- ECOG ≤2

Phase 1 Study Endpoints

- **Primary:** assess safety, tolerability and define the RP2D/MTD
- **Secondary**: assess PK, PD, and preliminary anti-tumor activity

DOSE ESCALATION CEMSIDOMIDE 14/14

Utilizing a Bayesian logistic regression model until determination of the MTD and/or RP2D

Trial is Fully Enrolled With Multiple Dose Levels Studied

100 µg QD
87.5 µg QD
75 µg QD
62.5 µg QD
37.5 µg QD
50 µg QD
25 µg MWF

Data presented at ASH 2024 demonstrated:

- Cemsidomide is well-tolerated with manageable neutropenia
- Compelling and deep responses achieved across PTCL subtypes
  - ✓ Cemsidomide monotherapy produced responses in all four PTCL subtypes
  - ✓ All AITL patients (4/4) experienced a metabolic response

Cemsidomide Data in NHL Expected in Q4

Anaplastic large cell lymphoma (ALCL); Angioimmunoblastic T-cell lymphoma (AITL); Eastern Cooperative Oncology Group (ECOG); monoclonal antibody (mAb); maximum tolerated dose (MTD); Monday Wednesday Friday (MWF); non-Hodgkin's lymphoma (NHL);once daily (QD); pharmacodynamic (PD); pharmacokinetic (PK); peripheral T-cell lymphoma (PTCL); recommended Phase 2 dose (RP2D); relapsed refractory (R/R)
Source: ASH 2024; C4T data as of 10/11/2024.(https://ir.c4therapeutics.com/static-files/32ae4fdb-d4d9-4a17-a77d-83289c66e91f)

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CFT8919 EGFR L858R Degrader Non-Small Cell Lung Cancer

CFT8919 Is a Potent, Oral, Allosteric, Mutant-selective Degrader of EGFR L858R With Potential to Improve Outcomes for NSCLC Patients CFT8919 Orthosteric Inhibitor Potential Degrader Advantages of CFT8919: CFT8919 exploits an allosteric binding site created by the L858R mutation, thereby avoiding resistance mutations to the orthosteric site Potent and selective against L858R regardless of secondary mutations with potential for more durable activity in this setting Does not hit wild-type, potentially resulting in better tolerability Non-small cell lung cancer (NSCLC); epidermal growth factor receptor (EGFR) Current Approved EGFR Inhibitors Have Limitations: • Patients become refractory due to secondary mutations • NSCLC patients with L858R have inferior clinical outcomes • Toxicities associated with inhibition of wild-type EGFR limit tolerability © 2025 C4 Therapeutics, Inc. 18

CFT8919 Binds to Allosteric Site, Avoiding Impact of L858R Non-classical Co-mutations in the Orthosteric Binding Pocket

EGFR-L858R Tumors More Frequently Co-express Non-classical EGFR Mutations Before Exposure to EGFR TKI[1]



Relative number of cases
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Ex19del
L858R
Others
A289V
T725M
R776H
L833X
L62R
S768I
V864L
E709X

Patients with L858R Do Less Well on Osimertinib Therapy vs Ex19del



Overall survival (%)
100
75
50
25
0
EGFR del19
EGFR L858R
0
1
2
3
Years
Number at risk
EGFR del19 50 39 11 0
EGFR L858R 26 16 2 0

Overall survival by type of mutation in patients with Stage IV EGFR mutated NSCLC and brain metastasis who received first-line treatment with osimertinib

CFT8919 binds to the allosteric site, potentially avoiding the impact of non-classical co-mutations with L858R, where inhibitors demonstrate lower PFS in this patient population than those with EXON 19 deletion

Sources: 1. From Black Diamond's analyses of 94,939 sequencing reports from treatment naive NSCLC (Guardant Health) presented at AACR 2024 (https://blackdiamondtherapeutics.com/assets/files/AACR_2024__BDTX-1535_FINAL_Presentation_20240405.pdf) 2. Gitenbeek, et al. 2023
Progression free survival (PFS)

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Mean plasma concentration shown for n > 2 Mean plasma concentration shown for n > 2 CFT8919 Is Selective for EGFR L858R and Active in a Setting of Osimertinib Resistance in Preclinical Models Source: C4T data on file; Presented at Keystone Symposium 2021 (https://c4therapeutics.com/wp-content/uploads/Preclinical-Evaluation-of-CFT8919-as-a-Mutant-Selective-Degrader- of-EGFR-with-L858R-Activating-Mutations-for-the-Treatment-of-Non-Small-Cell-Lung-Can.pdf) Investigational new drug application (IND) EGFR-L858R EGFR-L861Q 0 5 10 15 0 500 1000 1500 2000 Days of Treatment B a F 3 E G F R L 8 5 8 R /T 7 9 0 M /C 7 9 7 S T u m o r v o lu m e ( m m 3 ) Vehicle PO BID Osimertinib 25 mpk PO QD CFT8919 10 mpk PO BID CFT8919 25 mpk PO BID CFT8919 50 mpk PO BID Specific for EGFR Exon 21 Mutants Active in Setting of EGFR C797S © 2025 C4 Therapeutics, Inc. 20

Mean plasma concentration shown for n > 2 Mean plasma concentration shown for n > 2 Mean plasma concentration shown for n > 2 CFT8919 Demonstrates Activity in Brain Metastasis Model Source: C4T data on file; presented at TPD Summit 2021 (https://c4therapeutics.com/wp-content/uploads/C4_CFT8919_TPD_Summit_Presentation.pdf) By mouth (PO); twice daily (BID) 4 6 8 10 12 10 100 1000 10000 Time (hr) C F T 8 9 1 9 c o n c e n tr a ti o n in p la s m a ( n g /m l) a n d t u m o r (n g /g ) Plasma Tumor in brain Plasma clearance t1/2 = 3.1 hrs 0 5 10 15 0 200 400 600 Study Day B L I (p h o to n s /s × 1 0 6 ) Vehicle CFT8919 (50mg/kg PO BID) 0 5 10 15 -20 -10 0 10 20 Study Day B o d y W e ig h t C h a n g e ( % ) * *Body weight loss due to tumor burden 50 mg/kg single dose PO Mean Plasma & Tumor Concentration In vivo Efficacy In vivo Body Weight Change © 2025 C4 Therapeutics, Inc. 21

CFT8919 Has the Potential to Address Multiple Opportunities With High Unmet Needs

CFT8919's Fastest Path to Market Is in 2L+ With Potential to Expand Into Front-Line

2L+	Front-line
Development Rationale: • Fast path to market • Lack of therapies after patients relapse with secondary mutation (i.e., C797S)	**Development Rationale:** • Large patient opportunity • Potential to increase responses and durability in L858R patients

Dose escalation in Greater China is advancing; C4T to utilize data to inform ex-China clinical development

2024 Annual Incidence of EGFR L858R Mutated NSCLC[1]:

- **U.S.:** ~17,000
- **China:** ~189,000
- **EU4 + UK:** ~13,000

Source: 1. EvaluatePharma (accessed on 1/10/25), consulting engagements with Health Advances and Clearview. Germany, Italy, France, and Spain (EU4)

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Prioritized Portfolio With Multiple 2025 Milestones

Cemsidomide *IKZF1/3*	✓ **2Q 2025:** Completed Phase 1 dose escalation in MM **September 2025:** Present data from full Phase 1 dose escalation in MM at IMS Annual Meeting **4Q 2025:** Present data from Phase 1 dose escalation data in NHL **2025:** Enable initiation of the next phase of cemsidomide clinical development in MM with new studies expected to initiate in early 2026
CFT8919 *EGFR L858R*	**Year-end 2025:** Utilize data from Phase 1 dose escalation trial in Greater China to inform ex-China clinical development
CFT1946 *BRAF V600 Mutant*	✓ **2Q 2025:** Complete monotherapy Phase 1 dose escalation trial in BRAF V600 mutant solid tumors ✓ **2Q 2025:** Generate sufficient data from Phase 1 cohorts to inform next steps
Discovery	✓ **2Q 2025:** Advanced two programs to preclinical milestones through the Roche collaboration ✓ **3Q 2025:** Advanced one project to preclinical milestones through the MKDG collaboration ✓ **2025:** Advanced internal and collaboration programs to key discovery milestones **2025:** Present and publish preclinical work from internal pipeline and TORPEDO platform

Multiple myeloma (MM); peripheral T-cell lymphoma (PTCL), a subtype of NHL; International Myeloma Society (IMS); non-Hodgkin's Lymphoma (NHL)

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